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                                                            Exhibit 23.5







              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this registration statement of Republic Industries, Inc. of our report dated September 25, 1997 on the combined financial statements of Emich Oldsmobile, Inc. and Affiliates included in Republic Industries, Inc.'s Form 8-K dated February 20, 1998 and to all references to our Firm included in this registration statement.






CROWE CHIZEK AND COMPANY LLP

Oak Brook, Illinois
  June 10, 1998.